CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Segway V Corp. for the quarter ending September 30, 2003, I, Rick Plotnikoff, Chief Executive Officer and Chief Financial Officer of Segway V Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report of Form 10-QSB for the period ending September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended September 30, 2003, fairly represents in all material respects, the financial condition and results of operations of Segway V Corp.

Dated:    December 8, 2003

Segway V Corp.


By:  /s/ Rick Plotnikoff
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Chief Executive Officer
Chief Financial Officer